Exhibit 10.31

FOURTH AMENDMENT
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                THIS FOURTH AMENDMENT to Amended and Restated Loan and Security Agreement (this “Amendment ) is entered into this 29th day of October, 2007, by and between Silicon Valley Bank (“Bank ) and Transoma Medical, Inc., a Delaware corporation (“Borrower ) whose address is 4211 Lexington Avenue N, Suite 2244, St. Paul, Minnesota 55126.

RECITALS

                A.            Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of June 21, 2005, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of January 4, 2007, that certain Second Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of July 19, 2007, and that certain Third Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of August 22, 2007 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement ).

                B.            Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

                C.            Borrower has requested that Bank amend the Loan Agreement to (i) increase the aggregate amount available to be borrowed under the Loan Agreement, and (ii) revise the requirements related to Bank’s audit of Borrower’s Collateral in Section 6.2 of the Loan Agreement.

                D.           Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

                Now, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                1.             Definitions.   Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

                2.             Amendments to Loan Agreement.

                                2.1          Section 2.3 (Overadvances).   The last sentence in Section 2.3 is amended in its entirety and replaced with the following:

                If the Credit Extensions ever exceed $11,750,000, Borrower must immediately pay Bank the excess.

                                2.2          Section 6.2 (Financial Statements, Reports, Certificates).   Section 6.2(d) is amended in its entirety and replaced with the following:

                (d) Allow Bank to audit Borrower’s Collateral at Borrower’s expense. Such audits will be conducted (i) within 90 days following the initial Advance but no later than prior to the aggregate outstanding principal balance under the Committed Revolving Line exceeding $1,000,000, and (ii) no more often than every year thereafter, unless an Event of Default has occurred and is continuing.

                                2.3          Section 13 (Definitions).   The following term and its respective definition set forth in Section 13.1 is amended in its entirety and replaced with the following:

                “Committed Revolving Line” is an aggregate of Advances at any time outstanding of up to $6,000,000 less the amount, if any, by which the aggregate of all Credit Extensions exceeds $11,750,000.

                3.             Limitation of Amendments.

                                3.1          The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

                                3.2          This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                4.             Representations and Warranties.   To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

                                4.1   Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

                                4.2   Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

                                4.3   The organizational documents of Borrower delivered to Bank as of September 22, 2005 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

                                4.4   The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

                                4.5   The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

                                4.6   The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

                                4.7   This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

                5.             Integration.   This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

                6.             Counterparts.   This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                7.             Effectiveness.   This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Bank’s receipt of the Acknowledgment of Amendment and Reaffirmation of Guaranty substantially in the form attached hereto as Schedule 1, duly executed and delivered by each Guarantor, and (c) Bank’s receipt of the Acknowledgment of Amendment and Reaffirmation of Pledge substantially in the form attached hereto as Schedule 2, duly executed and delivered by each Pledgor.

[Signature page follows.]

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Transoma Medical, Inc.

By:	/s/ Jay McNeil	By:	/s/ Charles T. Coggin
Name:	Jay McNeil	Name:	Charles T. Coggin
Title:	SRM	Title:	VP & CFO

Schedule 1

ACKNOWLEDGMENT OF AMENDMENT

AND REAFFIRMATION OF GUARANTY

                Section 1.              Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of even date herewith (the “Amendment ).

                Section 2.              Guarantor hereby consents to the Amendment and agrees that the Guaranty relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

                Section 3.              Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the Guaranty are true, accurate and complete as if made the date hereof.

Dated as of October 29, 2007

GUARANTOR	Data Sciences UK, Inc.

	By:	/s/ Brian P. Brockway
	Name:	Brian P. Brockway
	Title:	President and CEO

Schedule 2

ACKNOWLEDGMENT OF AMENDMENT
AND REAFFIRMATION OF PLEDGE

                Section 1.              Pledgor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of even date herewith (the “Amendment ).

                Section 2.              Pledgor hereby consents to the Amendment and agrees that the Security Agreement securing the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

                Section 3.              Pledgor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the Security Agreement are true, accurate and complete as if made the date hereof.

Dated as of October 29, 2007

PLEDGOR	Data Sciences UK, Inc.

	By:	/s/ Brian P. Brockway
	Name:	Brian P. Brockway
	Title:	President and CEO